BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2017
BUSINESS COMBINATION
BUSINESS COMBINATION

NOTE 4—BUSINESS COMBINATION

On May 11, 2016, we completed the acquisition of Vistana from wholly‑owned subsidiaries of Starwood as discussed in Note 1. As part of the acquisition, ILG acquired 100% of the voting equity interests of Vistana and issued approximately 72.4 million shares of ILG common stock to the holders who received Vistana common stock in the spin-off. These shares were valued at $1 billion based on ILG’s closing stock price of $14.24 on May 11, 2016.

The Vistana acquisition is recorded on our consolidated balance sheet as of May 11, 2016 based upon estimated fair values as of such date. The results of operations related to this business are included in our consolidated statements of income beginning on May 12, 2016 and within our Exchange and Rental and Vacation Ownership segments for segment reporting purposes on the basis of its respective business activities.

Purchase Price Allocation (PPA)

The following table presents the final allocation of total purchase price consideration to the assets acquired and liabilities assumed, based on their estimated fair values as of their respective acquisition dates (in millions):

	Preliminary PPA	Adjustments to PPA(3)	Final PPA(4)
Cash	$45	$—	$45
Vacation ownership inventory	221	7	228
Vacation ownership mortgages receivable	712	(19)	693
Other current assets	143	3	146
Intangibles	241	(3)	238
Property plant and equipment	465	(10)	455
Other non-current assets	24	(9)	15
Deferred revenue	(60)	(4)	(64)
Securitized debt	(154)	—	(154)
Other current liabilities(2)	(187)	11	(176)
Other non-current liabilities	(98)	(2)	(100)
Gain on bargain purchase(1)	(197)	32	(165)
Net assets acquired	$1,155	$6	$1,161
(1)

Gain on bargain purchase represents the excess of the fair value of the net tangible and intangible assets acquired over the purchase price. This gain of $165 million is presented within Other income (expense), net, in our consolidated statement of income in two periods: (i) $163 million for the year ended December 31, 2016 and (ii) $2 million for the year ended December 31, 2017. The existence of a gain on bargain purchase pertaining to this transaction is principally related to the decrease in our stock price leading up to the acquisition date.

(2)	Includes a $24 million accrual pertaining to a dividend declared by a subsidiary of Vistana to Starwood prior to our acquisition date which was settled subsequent to the acquisition closing.
(3)

Represents adjustments to the preliminary purchase price allocation first presented in our June 30, 2016 Form 10-Q, including our reassessment of assets acquired and liabilities assumed, with respect to finalizing our purchase price allocation for this acquisition. The larger adjustments primarily pertained to refinements of certain estimates related to the valuation of our mortgages receivable and vacation ownership inventory based on additional information, adjustments to tax-related accounts as new information became available, and certain other reclasses between line items.

(4)	Measurement period was closed as of December 31, 2016 for all balance sheet items except those that are tax related for which the measurement period closed on May 11, 2017.

The purchase price allocated to the fair value of identifiable intangible assets associated with the Vistana acquisition is as follows (in millions):

	Fair Value	Useful Life (years)

Resort management contracts	$118	26
Customer relationships	119	25
Other	1	< 1
Total	$238

In connection with the Vistana acquisition we recorded identifiable intangible assets of $238 million, all of which were definite-lived intangible assets, related to Vistana’s membership base in their Vistana Signature Network (described in table above as customer relationships) and their resort management contracts.

The valuation of the assets acquired and liabilities assumed in connection with this acquisition was based on fair values at the acquisition date. The assets purchased and liabilities assumed for the Vistana acquisition have been reflected in the accompanying consolidated balance sheets. The measurement period was closed as of December 31, 2016 for all balance sheet items except those that are tax-related for which the measurement period was closed May 11, 2017.

Results of operations

Related to the Vistana acquisition, revenue of $1.1 billion and $656 million was recognized in our consolidated statement of income for the years ended December 31, 2017 and 2016, respectively. Additionally, net income of $128 million and $50 million was recognized in our consolidated statement of income for the years ended December 31, 2017 and 2016, respectively.

Pro forma financial information (unaudited)

The following unaudited pro forma financial information presents the consolidated results of ILG and Vistana as if the acquisition had occurred on January 1, 2015, the beginning of the last full fiscal year prior to the May 11, 2016 acquisition date. The pro forma results presented below for the years ended December 31, 2017, 2016 and 2015 are based on the historical financial statements of ILG and Vistana (where applicable), adjusted to reflect the purchase method of accounting, with ILG as accounting acquirer. The pro forma information is not necessarily indicative of the consolidated results of operations that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. It does not reflect cost savings expected to be realized from the elimination of certain expenses and from synergies expected to be created or the costs to achieve such cost savings or synergies, if any. Income taxes do not reflect the amounts that would have resulted had ILG and Vistana filed consolidated income tax returns during the pre-acquisition periods presented. The 2017, 2016 and 2015 periods have been adjusted to eliminate the respective adjustments recorded to our pre-tax gain on bargain purchase for purposes of this pro forma presentation. This adjustment was tax-effected at an estimated effective tax rate of 13.2%,  35.0% and 37.2% for 2017, 2016 and 2015, respectively.

	Year Ended December 31,
(In millions, except per share data)	2017	2016	2015
Revenue	$1,770	$1,734	$1,594
Net income attributable to common stockholders	$172	$131	$311
Earnings per share:
Basic	$1.39	$1.03	$2.40
Diluted	$1.37	$1.02	$2.39

Other

On April 1, 2017, ILG gained the ability to appoint the majority of the board of Great Destinations Inc., a fee-for-service, real-estate brokerage firm that specializes in reselling resort timeshare properties on behalf of independent homeowners’ associations of which we own 50% of the equity, thereby acquiring control of the joint venture. Consequently, we consolidated the business into our consolidated financial statements as of the date control was obtained. In connection with the step-acquisition of this investment we recorded goodwill of $4 million. The valuation of the assets acquired and liabilities assumed in connection with this event was based on fair values at April 1, 2017. No other intangible assets apart from goodwill were established. The measurement period pertaining to this acquisition is deemed closed as of September 30, 2017.